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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  -------------

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  November 17, 2005
                                                 -------------------------------


                               LAND O'LAKES, INC.
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             (Exact name of registrant as specified in its charter)


        MINNESOTA                        333-84486                41-0365145
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(State or other jurisdiction      (Commission File Number)     (IRS Employer
     of incorporation)                                       Identification No.)



     4001 LEXINGTON AVENUE NORTH
        ARDEN HILLS, MINNESOTA                                     55126
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(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code  (651) 481-2222
                                                   -----------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17
     CFR 240.14a-12(b)).

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01  OTHER EVENTS


     On November 17, 2005, Moody's Investors Service ("Moody's") upgraded the secured and the unsecured debt of Land O'Lakes, Inc., a Minnesota cooperative corporation (the "Company"), as well as the Company's corporate rating, as follows:

                                                               Moody's    Rating
Facility                                                        From        To
--------                                                        ----        --
$200 million senior secured (2007) (Revolving Facility)          B1        Ba3
$175 million 9.0% senior second secured (2010)                   B2         B1
$350 million 8.75% senior unsecured (2011)                       B3         B2
$191 million 7.45% Trust preferred                              Caa1        B3

                                                                From        To
                                                                ----        --
Corporate                                                        B2         B1
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Moody's indicated that the Company's debt ratings outlook is positive.

The rating upgrades do not impact the interest rates associated with these facilities, and thus have no direct financial impact to the Company.

The Company's policy is not to comment on actions of the rating agencies, whether positive or negative. For further information on the rationale behind the ratings decision, please refer to Moody's press release dated November 17, 2005.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                LAND O'LAKES, INC.


Date:  November 17, 2005                        /s/ Peter S. Janzen
                                                --------------------------------
                                                Peter S. Janzen
                                                Vice President & General Counsel